UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On March 12, 2013, athenahealth, Inc. (the "Company") filed a Current Report on Form 8-K with the United States Securities and Exchange Commission (the "Commission") reporting that on March 12, 2013, the Company completed its acquisition of Epocrates, Inc. ("Epocrates") by merging Echo Merger Sub, Inc., a wholly-owned subsidiary ("Merger Sub") with and into Epocrates such that Epocrates became a wholly-owned subsidiary of the Company. The merger was effected pursuant to the terms of the Agreement and Plan of Merger, dated as of January 7, 2013, among athenahealth, Epocrates, and Merger Sub.
This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Epocrates required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Epocrates for the years ended December 31, 2012, 2011 and 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of Epocrates' independent registered public accounting firm is attached hereto as Exhibit 23.1.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company and Epocrates, together with the notes thereto, with respect to the year ended December 31, 2012, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 7, 2013, by and among, athenahealth, Inc., Echo Merger Sub, Inc. and Epocrates, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Commission on January 7, 2013).

23.1	Consent of PricewaterhouseCoopers, LLP

99.1	Audited Consolidated Financial Statements of Epocrates as of December 31, 2012 and 2011 and as of the years ended December 31, 2012, 2011, and 2010, and notes thereto.
99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2012, and notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
May 17, 2013	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
SVP, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 7, 2013, by and among, athenahealth, Inc., Echo Merger Sub, Inc. and Epocrates, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Commission on January 7, 2013).

23.1	Consent of PricewaterhouseCoopers, LLP

99.1	Audited Consolidated Financial Statements of Epocrates as of December 31, 2012 and 2011 and as of the years ended December 31, 2012, 2011, and 2010, and notes thereto.
99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2012, and notes thereto.